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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                 August 1, 2000
                                 Date of Report
                       (Date of earliest event reported)


                         SKYLANDS FINANCIAL CORPORATION
                (Exact name of bank as specified in its charter)

                                   NEW JERSEY
         (State or other jurisdiction of incorporation or organization)

                                   22-3644018
                       (IRS Employer Identification No.)

                                    000-26069
                                 (SEC File No.)

                               176 MOUNTAIN AVENUE
                    INDEPENDENCE TOWNSHIP, NEW JERSEY 07840
                     (Current address of principal office)

                                  908-850-9010
                 (Bank's telephone number, including area code)


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Item 5.  Other Events

         Reference is made to Registrant's Current Report on Form 8-K dated February 23, 2000, which set forth the terms and conditions of that certain Agreement and Plan of Merger between the Registrant and Fulton Financial Corporation.

         On July 17, 2000, the shareholders of Registrant approved the Agreement and Plan of Merger, and on August 1, 2000, the transactions provided for in the Agreement and Plan of Merger were consummated. Accordingly, Registrant has, or will be, taking action to delist its securities from the NASDAQ SmallCap Market, and to deregister its shares pursuant to Form 15 under the Securities Exchange Act of 1934.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

         Dated: August 1, 2000

         SKYLANDS FINANCIAL CORPORATION

         By: /s/ Edward W. Mahnken, Jr.
         ------------------------------
         Edward W. Mahnken, Jr.
         Vice President and Chief Financial Officer


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